UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

HIGHLANDS BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

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HIGHLANDS BANKSHARES, INC.

340 West Main Street

Abingdon, Virginia 24210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 13, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the “Corporation”) will be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 13, 2009 at 7:00 p.m., for the following purposes:

(1)	To elect nine Directors for a term of one year or until their respective successors are elected and qualify; and

(2)	To consider and approve the following advisory (non-binding) proposal:

RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.

to the rules of the Securities and Exchange Commission.

(3)	To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 11, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert M. Little, Jr.
Secretary

Abingdon, Virginia

April 13, 2009

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2009:

The proxy statement and the Corporation’s 2008 annual report on Form 10-K are available at www.hubank.com/2009specialproxy.com.

HIGHLANDS BANKSHARES, INC.

________________

PROXY STATEMENT

___________________

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2009

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $0.625 par value per share (“Common Stock”), of Highlands Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 13, 2009 at 7:00 p.m. at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Corporation’s soliciting materials) are being mailed to the Corporation’s shareholders is April 13, 2009.

Voting and Revocability of Proxy

The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted “for” the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting. If you hold your shares in a bank or brokerage account, you will receive instructions from your bank or broker that you must follow for your shares to be voted. Please follow those instructions carefully to assure that your shares are voted in accordance with your wishes on the matters presented in this proxy statement.

Persons Making the Solicitations

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

Only shareholders of record at the close of business on March 11, 2009 (the “Record Date”) will be entitled to vote at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented by person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 5,001,136 shares of Common Stock of the Corporation issued and outstanding and 1,472 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Votes withheld and broker non-votes will not be considered a vote for, or a vote against, a Director.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Nominees

Nine Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

NAME AND AGE AND YEAR BECAME DIRECTOR	PRINCIPAL OCCUPATION	NAME AND AGE AND YEAR BECAME DIRECTOR	PRINCIPAL OCCUPATION

William E. Chaffin Age 59 Director since 1991	Technologist	E. Craig Kendrick Age 57 Director since 2000	Attorney in private practice

Clydes B. Kiser Age 71 Director since 1988	President of Kiser Furniture, a furniture retailer	J. Carter Lambert Age 83 Director since 1983	Private Investor

James D. Moore, Jr. Age 63 Director since 1983	Physician	James D. Morefield Age 59 Director since 1983	Attorney in private practice

Charles P. Olinger Age 59 Director since 1988	Certified Public Accountant in private practice	William J. Singleton Age 83 Director since 1991	Private Investor

H. Ramsey White Jr. Age 63 Director since 1983	Retired dentist / businessman in private business

James D. Morefield is the Chairman of the Board of Directors, and James D. Moore, Jr. is President of the Corporation. Both individuals are considered “officers” of the Corporation pursuant to the Corporation’s Bylaws, but not “executive officers”. Neither individual performs any policy making function for the Corporation or the Bank.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

Samuel L. Neese (Age 58) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in 1988. Prior to 1988, he was associated with a Washington County, Virginia bank for 15 years.

Gary L. Dutton (Age 60) was appointed Senior Vice President and Senior Loan Officer of the Corporation in 1995 and Senior Vice President and Senior Loan Officer of the Bank in 1993. Prior to 1993, he was associated with a national bank operating in Washington County, Virginia.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth as of March 11, 2009 (unless otherwise noted), certain information with respect to the persons known by us to beneficially own more than five percent of outstanding shares of Common Stock. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

James D. Moore, Jr. (1) P.O. Box 1192 Abingdon, VA 24212	542,965	10.86%

(1)

Amount includes ownership of 289,134 shares held by the Dr. Moore in a self-directed IRA, indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name and options to acquire 8,000 shares.

Security Ownership of Management

The following table sets forth information as of March 11, 2009 regarding the beneficial ownership of shares of Common Stock by (i) all Directors and nominees, (ii) the executive officers named in the “Summary Compensation Table” below, and (iii) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

	Common Stock
Name	Beneficially Owned	Percent of Class

Directors
William E. Chaffin (1)	50,165	1.00%
E. Craig. Kendrick (2)	90,825	1.82%
Clydes B. Kiser (3)	59,440	1.19%
J. Carter Lambert (4)	106,741	2.13%

James D. Moore, Jr. (5)	542,965	10.86%
James D. Morefield (6)	242,650	4.85%
Charles P. Olinger (7)	33,034	*
William J. Singleton (8)	42,432	*
H. Ramsey White, Jr. (9)	48,652	*

Named Executive Officers
Samuel L. Neese (10)	64,626	1.11%
Gary L. Dutton (11)	26,158	*

Executive officers and Directors as a
group (11 persons)	1,299,784	26.46%

*Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.

(1)	Amount includes indirect ownership of 3,600 shares held solely in Mr. Chaffin’s spouse’s name and options to acquire 12,000 shares.

(2)	Amount includes indirect ownership of 72,404 shares held in Mr. Kendrick’s children’s names and options to acquire 12,000 shares.

(3)	Amount includes indirect ownership of 43,576 shares held solely in Mr. Kiser’s spouse’s trust and options to acquire 14,000 shares.

(4)	Amount includes indirect ownership of 49,547 shares held solely in Mr. Lambert’s spouse’s name and options to acquire 9,200 shares.

(5)

Amount includes ownership of 289,134 shares held by the Dr. Moore in a self-directed IRA, indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name and options to acquire 8,000 shares.

(6)

Amount includes indirect ownership of 44,384 shares held solely in Mr. Morefield’s spouse’s name, ownership of 64,368 shares held in the names of Mr. Morefield’s children, ownership of 53,556 shares held by Mr. Morefield in a self-directed IRA and options to acquire 14,000 shares.

(7)	Amount includes indirect ownership of 17,034 shares held solely in Mr. Olinger’s spouse’s name and options to acquire 12,000 shares.

(8)	Amount includes indirect ownership of 13,216 shares held solely in Mr. Singleton’s spouse’s name and options to acquire 14,000 shares.

(9)

Amount includes indirect ownership of 1,235 shares held by Dr. White in a custodial relationship, indirect ownership of 11,080 shares held by Dr. White’s spouse in a self-directed IRA and options to acquire 12,000 shares.

(10)	Amount includes options to acquire 14,000 shares.

(11)	Amount includes options to acquire 12,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2008, all filing requirements applicable to its officers and Directors were complied with.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 13 meetings in the year ended December 31, 2008. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

The Board of Directors has determined that the following eight individuals of its nine members are independent as defined by the listing standards of the Nasdaq Stock Market: E. Craig Kendrick, Clydes B. Kiser, J. Carter Lambert, James D. Moore, Jr., James D. Morefield, Charles P. Olinger, William J. Singleton and H. Ramsey White, Jr. Because of his retention as a technology consultant, Mr. Chaffin was determined not to be independent. In reaching this conclusion, the Board considered that the Corporation and its subsidiary bank conduct business with companies of which certain members of the Board or members of their immediate families are or were directors or officers. Other than those transactions discussed below under “Transactions With Related Parties” the Board did not consider any transactions between the Corporation and its directors to determine whether such director was independent under the above standards:

The Board of Directors has an Audit Committee, a Nominating Committee and a Compensation Committee.

Audit Committee

The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger and White. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and, together with Management, for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation’s internal audit department, its independent auditors and federal and state examiners. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers. The Audit Committee of the Board of Directors met five times during the year ended December 31, 2008. Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Board of Directors has determined that Mr. Olinger, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the SEC. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is included as Appendix A to this proxy statement.

Nominating Committee

The Nominating Committee consists of Messrs. Kiser, Lambert, Morefield and Olinger. The Nominating Committee is responsible for making recommendations to the Board of Directors as to its size and composition, and evaluating and recommending to the Board of Directors candidates for election as directors at the Corporation’s annual meetings. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter was included as Appendix A to the proxy statement for the 2007 Annual Meeting of shareholders. Each member of the Nominating Committee is independent, as independence for nominating committee members is defined in the listing standards of the Nasdaq Stock Market. The Nominating Committee of the Board of Directors met one time during the year ended December 31, 2008. The Nominating Committee met on February 11, 2009 and nominated a slate of nine directors which is composed of the existing directors of the Corporation.

The Nominating Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Nominating Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Corporation’s shareholders. Although the Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Nominating Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating Committee by a shareholder. The Nominating Committee will consider recommendations from shareholders both informally and, as described below, formally.

The following describes how the Committee goes about evaluating and selecting prospective candidates for membership on the Board of Directors:

•

In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.

•

The Committee shall consider director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the Bylaws of the Corporation.

•

The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

Shareholders who themselves wish to effectively nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Corporation’s Bylaws. See “Proposals for 2010 Annual Meeting of Shareholders.”

Personnel and Compensation Committee

The Personnel and Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger and White. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation’s executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the CEO and COO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: (1) the performance and effectiveness of the executive officers; (2) the need to retain competent and effective management personnel; (3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; (4) comparative performance of the CEO and COO as benchmarked against peer groups of comparable commercial banks; and (5) the achievement of overall corporate goals.

The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. In performing this analysis, the Committee utilized the Virginia Bankers’ Association Salary Survey and compensation data from other specifically identified banking peers. The compensation of Samuel L. Neese, the Corporation’s chief executive officer, and James T. Riffe, the

Corporation’s chief operations officer, is determined in accordance with this plan. The Personnel and Compensation Committee approve the other named executive officers compensation as recommended to them by Mr. Neese and Mr. Riffe.

Executive officer compensation generally consists of salary, participation in the Corporation’s 401(k) Plan, economic benefit attributable to the Bank’s Death Benefit Only Plan, stock options granted under the Corporation’s non-qualified stock option plan and equity compensation plan and fees received for serving on the subsidiary bank’s board of directors as reflected in the “Summary Compensation Table.” Bonuses are at the discretion of the Compensation Committee and the Board of Directors and are indirectly related to the Corporation’s annual performance. The named executive officers typically receive compensation in all of the above forms.

Each member of the Compensation Committee is independent, as independence for compensation committee members is defined in the listing standards of the Nasdaq Stock Market. The Compensation Committee does not have a formal charter. The Compensation Committee met two times during the year ended December 31, 2008. Additional information with respect to the Compensation Committee is discussed below in “Executive Compensation.”

Annual Meeting Attendance

The Corporation encourages members of the Board of Directors to attend the Annual Meeting of shareholders. All of the directors attended the 2008 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation. The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Code of Ethics

The Board of Directors has approved a Code of Ethics for the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation’s periodic reports, and compliance with applicable laws, rules and regulations by the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is available on the Corporation’s web page at www.hubank.com. The Corporation’s subsidiary bank has a Code of Ethics and Standards of Conduct for all officers and employees.

EXECUTIVE COMPENSATION

In the tables and discussion below, we summarize the compensation earned during 2008 and 2007 by our named executive officers (1) our chief executive officer, (2) our chief operations officer and, (3) our senior loan officer, collectively referred to as the named executive officers. During the years presented, we did not pay any of the named executive officers in the form of stock awards, option awards or non-equity incentive plan compensation. Also, we do not maintain a pension or nonqualified deferred compensation plan.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total Compensation ($)

Samuel L. Neese Executive Vice President and Chief Executive Officer	2008 2007	$194,818 $185,598	$ 0 $ 500	$ 32,643 $ 31,998[1]	$ 227,461 $ 218,096

James T. Riffe[2] Executive Vice President and Chief Operations Officer	2008 2007	$173,423 $165,083	$ 0 $ 500	$ 30,955 $ 28,440[3]	$ 204,378 $ 194,023

Gary L. Dutton Senior Vice President and Senior Loan Officer	2008 2007	$129,472 $124,141	$ 0 $ 500	$ 17,835 $ 17,351[4]	$ 147,308 $ 141,992

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1  Includes board compensation fees paid at the Bank level of $16,750 and $16,750 for 2008 and 2007, respectively; a matching contribution by the Corporation into the 401(k) Savings Plan of $9,678 and $9,284 for 2008 and 2007, respectively; country club dues paid by the Corporation of $1,800 for 2008 and 2007; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $3,679 and $3,488 for 2008 and 2007 respectively; bank owned life insurance economic benefit of $736 and $676 for 2008 and 2007, respectively.

2  Riffe passed away in January 2009.

3  Includes board compensation fees paid at the Bank level of $16,750 and $16,750 for 2008 and 2007, respectively; a matching contribution by the Corporation into the 401(k) Savings Plan of $7,748 and $7,431 for 2008 and 2007, respectively; country club dues paid by the Corporation of $1,800 for 2008 and 2007; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $4,118 and $1,985 for 2008 and 2007 respectively; bank owned life insurance economic benefit of $540 and $475 for 2008 and 2007, respectively.

4  Includes board compensation fees paid at the Bank level of $6,000 for 2008 and 2007; a matching contribution by the Corporation into the 401(k) Savings Plan of $6,474 and $6,210 for 2008 and 2007, respectively; country club dues paid by the Corporation of $1,800 for 2008 and 2007; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $2,637 and $2,495 for 2008 and 2007; bank owned life insurance economic benefit of $924 and $846 for 2008 and 2007.

The following table shows the unexercised stock options held at the end of fiscal year 2008 by the executive officers named in the Summary Compensation Table. There are no other forms of equity compensation outstanding at the end of 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable[5]	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)

Samuel L. Neese	2,000	0	$ 9.50	07/14/09	0
	2,000	0	$ 12.50	07/12/10	0
	2,000	0	$ 12.50	07/11/11	0
	2,000	0	$ 13.00	07/10/12	0
	2,000	0	$ 13.00	08/13/13	0
	2,000	0	$ 14.50	07/14/14	0
	2,000	0	$ 15.00	06/08/15	0

James T. Riffe	2,000	0	$ 12.50	07/12/10	0
	2,000	0	$ 12.50	07/11/11	0
	2,000	0	$ 13.00	07/10/12	0
	2,000	0	$ 13.00	08/13/13	0
	2,000	0	$ 14.50	07/14/14	0
	2,000	0	$ 15.00	06/08/15	0

Gary L. Dutton	1,500	0	$ 9.50	07/14/09	0
	1,500	0	$ 12.50	07/12/10	0
	1,500	0	$ 12.50	07/11/11	0
	1,500	0	$ 13.00	07/10/12	0
	1,600	0	$ 13.00	08/13/13	0
	1,600	0	$ 14.50	07/14/14	0
	1,800	0	$ 15.00	06/08/15	0

Employment Agreements and Benefit Plans

Employment Agreements.  The Corporation has no employment agreements with any of the named executive officers.

Survivor Benefit Agreements. The Corporation has placed life insurance contracts on the named executive officers, qualifying directors and certain other officers through Bank Owned Life Insurance. The Corporation entered into separate survivor benefit agreements with those covered individuals. Under the survivor benefit agreements if the covered individual were to die, under qualifying conditions, while employed by the Corporation the covered individuals’ beneficiary(ies) would receive a lump sum payment from the proceeds of the bank owned life insurance proceeds. These agreements provide for survivor benefit payments of $250,000 to Mr. Neese, Mr. Dutton and Mr. Riffe’s beneficiaries.

Employee Benefit Plans.   The Corporation provides a benefit program, which includes health and dental insurance, life and long term and short-term disability insurance, a 401(k) plan for substantially all full time employees. The Corporation also has adopted the 2006 Equity Compensation Plan.

401(k) profit sharing plan.  The Bank has a 401(K) savings plan available to substantially all employees meeting minimum eligibility requirements. The Bank makes a discretionary 2% profit sharing contribution to all employees exclusive of employee contributions and employer matching. Employees may elect to make voluntary contributions to the plan up to 15% of their base pay. In addition to the 2%

_________________________

5  These nonqualified stock options were 100% vested upon grant and are immediately exercisable by the grantee profit sharing contribution, the Bank matches 50% of the employee’s initial 6% contribution; therefore, the maximum employer matching contribution per employee could be 3% of base pay. The Corporation made $331,796 in contributions to the 401(k) Plan in 2008.

Deferred Compensation Plan.   On January 8, 1997, the Board of Directors of the Bank approved the Highlands Union Bank Rabbi Trust Deferred Compensation Plan (the “Rabbi Trust Plan”). The Rabbi Trust Plan was effective January 1, 1997 for directors of the Bank. The purpose of the Rabbi Trust Plan is to allow participants an opportunity to elect to defer the receipt of compensation. Compensation eligible for deferral includes director’s annual retainer and monthly board fees.

Equity Compensation Plan.   In 1996, Highlands Bankshares, Inc. adopted a non-qualified stock incentive option plan, for key employees, officers, and directors (the “1996 Option Plan’). As of December 31, 2008, the Corporation had options for the purchase of 280,585 shares of common stock issued and outstanding under the 1996 Option Plan. In 2006, the Board of Directors adopted a similar Equity Compensation Plan (the “2006 Plan”) to replace the 1996 Option Plan. The 2006 Plan provides for the granting of nonqualified stock options, stock appreciation rights, stock awards and stock units. Under the plan, the Corporation may grant options to its directors, officers and employees for up to 200,000 shares of common stock. The Corporation did not grant any options during the years ended December 31, 2008 or 2007.

Under the 2006 Plan, the exercise price of each option equals the market price of the Corporation’s stock on the date of grant and an option’s maximum term is ten years. Option exercise prices are determined by the Board of Directors based on recent open market sales, but shall not be less than the greater of the par value of such stock or 100% of the book value of such stock as shown by the Corporation’s last published statement prior to granting of the option.

Directors’ Compensation

During 2008, the directors of the Bank received monthly board fees totaling $7,500 as well as $9,250 for an annual retainer. The directors did not receive any compensation for the Corporation’s Board of Directors or its committee meetings. Directors may elect to defer receipt of director fees and bonus under the Highlands Union Bank Rabbi Trust Deferred Compensation Plan, discussed above. All directors below are directors of the Bank as well.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total

William E. Chaffin	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
E. Craig Kendrick	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
Clydes B. Kiser	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
J. Carter Lambert	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
James D. Morefield	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
James D. Moore, Jr.	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
Charles P. Olinger	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
William J. Singleton	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
H. Ramsey White, Jr.	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750

The fees paid for director board meetings and committee meetings are based on comparable amounts paid by other financial institutions in the Corporation’s geographic market area.

Historically, members of the Board of Directors of the Corporation also receive options to acquire shares of common stock. The Corporation’s 1996 Nonqualified Stock Option Plan expired in 2005 and a new Equity Compensation Plan was approved in October 2006. No director received options to acquire shares of common stock under the new plan during 2008.

The Bank provides a Death Benefit Only Plan (the “Plan”) to the following Directors: Messrs. Chaffin, Kendrick, Kiser, Lambert, Moore, Morefield, Olinger and White. The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank. The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

TRANSACTIONS WITH RELATED PARTIES

Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation and its subsidiaries in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 2008 was non-accruing, past due or restructured.

Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the common stock, or any associate of any such Director, officer, affiliate or shareholder, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

In the normal course of business, the Corporation conducts arms length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed $120,000.

During 2008, the Corporation retained William E. Chaffin, a Director, as a technology consultant due to his expertise. The Corporation paid Mr. Chaffin $130,000 in retainers for his consulting services during 2008. Mr. Chaffin also supplies the Corporation with some of its technology hardware, software and related periphery items through his company, Chaffin & Company. During 2008, the Corporation paid $1,862 to Chaffin & Company for the purchase of computer hardware, software and related periphery items. The terms of these transactions were substantially similar to the terms of similar purchases that are the result of “arms length” negotiations between unrelated parties, and the prices involved were comparable to current market rates at that time.

During 2008, the Corporation paid Kiser Furniture and The Office Place, both businesses with which director Clydes B. Kiser is affiliated through equity ownership, for office supplies and furniture. Payments to Kiser Furniture in 2008 totaled $39,230 and payments to The Office Place in 2008 totaled $174,387.

The Corporation has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Corporation, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

All expenditures to related parties are pre-approved by senior officers and are ratified monthly by the Board of Directors.

PROPOSAL TWO

NON-BINDING VOTE ON EXECUTIVE COMPENSATION

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the “ARRA”) into law. The ARRA includes a provision, commonly referred to as “Say-on-Pay,” that requires any recipient of funds in the Troubled Assets Relief Program (the “TARP”) to permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As previously disclosed, the Company is evaluating participating in the TARP Capital Purchase Program. In the event that the Company does participate and in order to comply with ARRA as a recipient of TARP funds, the Board of Directors of the Company is providing you the opportunity, as a shareholder, to endorse or not endorse our executive pay programs and policies through the following resolution:

“RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.”

Non-binding approval of the Company’s executive compensation program would require that a majority of the shares present or represented at the annual meeting vote in favor of the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation program as disclosed in this proxy statement is approved.

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO – NON-BINDING VOTE ON EXECUTIVE COMPENSATION

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. (“Brown Edwards”) to perform the audit of the Corporation’s financial statements for the year ending December 31, 2009. Brown Edwards has acted as the Corporation’s auditors for 2008 and as the Bank’s auditors for the past 22 years and has reported on financial statements during those periods. Representatives from Brown Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

AUDIT INFORMATION

Services and Fees

As the Corporation’s independent registered accounting firm for 2008, Brown Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown Edwards’ audit of the Corporation’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. The Audit Committee has considered whether Brown Edwards’ provision of non-audit services is compatible with maintaining its independence.

Audit Fees

The aggregate fees billed by Brown Edwards for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2008 and 2007, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $84,600 for 2008 and $80,000 for 2007.

Audit Related Fees

The aggregate fees billed by Brown Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2008 and 2007 were $9,450 and $9,450, respectively. During 2008 and 2007, these services included an audit of the Corporation’s 401(k) retirement plan.

Tax Fees

The aggregate fees billed by Brown Edwards for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2008 and 2007 were $11,000 and $10,000, respectively. During 2008 and 2007, these services included the preparation of federal and state tax returns.

All Other Fees

The aggregate fees billed by Brown Edwards for unplanned client assistance totaled $4,617 and $4,142 for the fiscal years ended 2008 and 2007, respectively.

Pre-Approved Policies and Procedures

All services not related to the annual audit and quarterly review of the Corporation’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Edwards was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Corporation’s policy and by the Nasdaq Stock Market’s listing standards.

The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation’s independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation’s management, the Corporation’s internal audit personnel and the independent accountant regarding, the following:

•	The plan for, and independent accountants’ report on, each audit of the Corporation’s financial statements.
•

The Corporation’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.

•	Changes in the Corporation’s accounting practices, principles, controls or methodologies, or in the Corporation’s financial statements.
•	Significant developments in accounting rules.
•	The adequacy of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel.
•	Identifying and resolving conflicts of interest.

The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements be included in the Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2008. First, the Audit Committee discussed with Brown, Edwards & Company, L.L.P., the Corporation’s independent accountant for 2008, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including the matters to be discussed by Statement on Auditing Standards No. 61, as amended, and information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Brown, Edwards & Company, L.L.P.’s independence with them and received a letter from them concerning independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and related guidance for auditors of public companies. This discussion and disclosure informed the Audit Committee of Brown, Edwards & Company, L.L.P.’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with the Corporation’s management and Brown, Edwards & Company, L.L.P. the Corporation’s audited consolidated balance sheets at December 31, 2008 and 2007 and consolidated statements of income, cash flows and stockholders’ equity for the two years ended December 31, 2008. Based on the discussions with Brown, Edwards & Company, L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation’s 2008 Annual Report on Form 10-K.

Audit Committee

E. Craig Kendrick

J. Carter Lambert

Charles P. Olinger

H. Ramsey White, Jr.

PROPOSALS FOR 2010 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2010 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 340 West Main Street, Abingdon, Virginia 24210, no later than December 14, 2009, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting. The Corporation presently anticipates holding the 2010 annual meeting of shareholders on May 12, 2010.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2010 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2010 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2010 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2010 annual meeting. The notice must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation. Based upon an anticipated date of May 12, 2010 for the 2010 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 13, 2010 and no earlier than February 11, 2010.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2008 accompanies this Proxy Statement. Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

HIGHLANDS BANKSHARES, INC.

Highlands Bankshares, Inc. and Highlands Union Bank’s Audit Committee is governed by an Audit Committee Charter. In accordance with the requirement under new paragraph (e)(3) under Item 7 of Schedule 14A the Corporation hereby incorporates a copy of the revised Audit Committee Charter. This revised Charter was approved by the Audit Committee on March 9, 2005. This Charter defines the responsibilities and duties of the Audit Committee.

Statement of Responsibility

The Audit Committee is appointed by the Board of Directors to assist the Board in providing oversight of the Corporation’s management. The primary duties and responsibilities of the Audit Committee are to monitor:

(a)	the integrity of the Corporation’s financial statements, including the financial reporting process and systems of internal controls regarding finance and accounting;
(b)	the compliance by the Corporation with legal and regulatory requirements and
(c)	the independence and performance of the Corporation’s internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission. The Audit Committee shall be comprised of at least three Directors, each of whom shall be independent, non-executive Directors. The Audit Committee shall meet at least quarterly, or more frequently as the Committee may determine.

The Audit Committee shall have authority to conduct any investigation it deems appropriate to fulfilling its responsibilities. The Audit Committee may retain special legal, accounting or other consultants to advise the Committee and may request any officer or employee of the company to attend a meeting of the Committee or to meet with any members of or consultants to the Committee. The Audit Committee shall make periodic reports to the Board of Directors concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of the Corporation’s management to determine the internal control system of the Corporation. Neither is it the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete, accurate and in accordance with generally accepted accounting principles.

Duties of the Audit Committee

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter annually, submit it to the Board of Directors for approval and have the document published in accordance with SEC regulations. The Audit Committee was in compliance with the Audit Charter in effect the previous year.

2.

Review the annual audited financial statements of the Corporation, including any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls. This review should include a discussion with management and independent auditors of these matters.

3.

Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements.

4.

Review with the Corporation’s management and independent auditors the Corporation’s quarterly financial statements prior to filing. Any significant changes to the Corporation’s accounting principles and practices suggested or required by the independent auditors should be discussed. The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

5.	Recommend to the Board of Directors the appointment of the independent auditors and review the independence and performance of the auditors.

6.	Annually approve services to be rendered by fees to be paid to the independent auditors.

7.	Receive periodic reports from the independent auditors regarding the auditors’ independence and discuss such reports with the independent auditors.

8.

Review the independent auditors’ audit plan and evaluate the performance of the independent auditors and if circumstance warrant; approve any discharge of the independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

9.

Review the results of the annual year-end audit with the independent auditors prior to filing reports containing year-end earnings and discuss any matters required to be communicated to the Audit Committee in accordance with SAS 61.

10.	Review the appointment and replacement of the senior internal audit executive.

11.	Review the plan, activities, organizational structure and qualifications of the internal audit department, as necessary.

12.	Review the significant reports to management prepared by the internal audit department and management’s responses to those reports.

13.	Review with the Corporation’s counsel, as needed, any legal matters that could have a material impact on the financial statements and periodically report on significant litigation.

14.

Review with the independent auditors any problems or difficulties that may have been encountered and any management letter provided by the independent auditors together with the Corporation’s response to that letter.

15.	Prepare a Report to Shareholders as required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual Proxy Statement.

16.	Perform any other activities consistent with the Charter, the Corporation’s Bylaws and governing laws and regulations as the Audit Committee or the Board deems necessary or appropriate.

[FORM OF PROXY]

HIGHLANDS BANKSHARES, INC.

340 West Main Street, Abingdon, Virginia 24210

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, James D. Moore, Jr. and J. Carter Lambert or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the “Corporation”) held of record by the undersigned on March 11, 2009 at the Annual Meeting of Stockholders to be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 13, 2009, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1.	Election of Directors	☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee’s name on the line below)

William E. Chaffin	E. Craig Kendrick	Clydes B. Kiser
J. Carter Lambert	James D. Moore, Jr.	J.D. Morefield
Charles P. Olinger	William J. Singleton	H. Ramsey White, Jr.

The Board of Directors recommends a vote “FOR” the proposal.

2.	To approve the following advisory (non-binding) proposal:

RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the Rules of the Securities and Exchange Commission.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR” the proposal.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

(Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEM 1 AND ITEM 2 AND ON OTHER MATTERS BY THE PROXY AGENTS IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Date: _____/______/ 2009

Sign Here
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(If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.)

PLEASE MARK, SIGN EXACTLY AS YOUR NAME APPEARS ON CERTIFICATE, DATE AND RETURN PROMPTLY. JOINT OWNERS MUST EACH SIGN.